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                                  SECOND AMENDMENT
                                          to
                              SOFTWARE LICENSE AGREEMENT


              THIS SECOND AMENDMENT (this "Amendment") is entered into as of May 8, 1996, between VIRTUAL OPEN NETWORK ENVIRONMENT CORP. ("V-ONE"), a Delaware corporation, and TRUSTED INFORMATION SYSTEMS, INC. ("TIS"), a Maryland corporation, in order to revise, supplement and reaffirm the Software License Agreement (the "Agreement") entered into by the parties as of October 6, 1994. Capitalized terms employed in this Amendment and not otherwise defined herein shall have the meanings given in definition of such terms in the Agreement.

              1.      AMENDMENT OF EXHIBIT "A"   Exhibit "A" of the Agreement is
     hereby amended by the addition, at the end of the present section, of the following:

              and all other countries in the world where the distribution is allowed by law.

              2. RATIFICATION OF AGREEMENT. Except as expressly modified by this Amendment all provisions of the Agreement, which is incorporated herein by this reference, shall remain in full force and effect following the execution and delivery of this Amendment.

              IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized representatives as of the date first written above.


     VIRTUAL OPEN NETWORK ENVIRONMENT CORP.

     By: /s/ Bob Rybicki
        -----------------------------------

     Title: V.P. Business Development
           --------------------------------



     TRUSTED INFORMATION SYSTEMS, INC.

     By: /s/ Gina Dubbe
        -----------------------------------

     Title:  V.P. Sales
           --------------------------------



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